Exhibit 10.2

[*****] Certain identified information has been excluded from the exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed. Redacted information is indicated by brackets.

Execution Version

First Amendment to License Agreement

between

Dermira, Inc.
275 Middlefield Road, Suite 150
Menlo Park, California 94025
United States of America
(“Dermira”)

and

F. Hoffmann-La Roche Ltd
Grenzacherstrasse 124
4070 Basel
Switzerland
(“Roche Basel”)

and

Genentech, Inc.
1 DNA Way
South San Francisco
CA 94080
United States of America
(“Roche US”)

(hereinafter, Roche Basel and Roche US together referred to as “Roche”)

Whereas, Roche and Dermira entered into a certain license agreement effective September 14, 2017 (the “License Agreement”) under which Roche granted Dermira certain rights with respect to the Product, subject to certain other rights retained by Roche, including in the Roche Retained Field; and

Whereas, subject to Section 6.1.5 of the License Agreement and effective December 1, 2017, the Parties entered into that certain Supply and quality Agreement for lebrikizumab drug substance, drug product (unfinished and finished) and placebo (unfinished and finished) (the “Roche-Dermira Supply Agreement”); and

Whereas, on or about June 11, 2018, the Roche Reversion occurred as a result of Roche relinquishing certain of its retained rights in accordance with Section 2.6.3 of the License Agreement; and

Whereas, Roche has validly given (i) the Drug Product Transfer Notice under Section 6.2.2 of the License Agreement on January 8, 2018, as well as (ii) the Drug Substance Transfer Notice under Section 6.2.1 of the License Agreement on November 23, 2018, which the Parties wish to supplement hereby; and

Whereas, the Parties desire to amend the License Agreement, in accordance with Section 21.11 (Amendments) thereof, in certain respects, including to create a governance structure for technology transfer, to provide for a present manufacturing license, to agree to modify certain provisions of the Roche-Dermira Supply Agreement and to modify certain of Dermira’s payment obligations to Roche in order to support Dermira in advancing the development of the Product to the market.

Now therefore, in consideration of the mutual covenants and promises contained in this First Amendment and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto, intending to be legally bound, do hereby agree as follows:

1	General
1.1	This First Amendment to the License Agreement (the “First Amendment”) shall be effective February 26, 2019 (the “First Amendment Effective Date”).
1.2	Each capitalized term used herein and not defined in this First Amendment shall have the meaning set forth in the License Agreement.
1.3	The License Agreement, along with this First Amendment, constitutes the entire agreement between the parties with respect to the subject matter thereof.
1.4	All terms of the License Agreement not varied by this First Amendment shall remain in full force and effect.
1.5

References in this First Amendment to articles, sections, appendixes or schedules are to articles, sections, appendixes or schedules (as the case may be) of the License Agreement unless otherwise specified.

2	Technology Transfer
2.1	General.

Except as expressly set forth in this First Amendment, Section 6.2.1 (Drug Substance) of the Agreement shall remain in full force and effect.  The Parties agree to the following amendments and supplemental provisions.

[*****] Certain identified information has been excluded from the exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed. Redacted information is indicated by brackets.

2.2	Governance.
2.2.1.	Teams and Responsibilities.

To oversee all aspects of the Technology Transfer for the Manufacture of Drug Substance, the Parties shall establish a Technology Transfer Team (“TT Team”) and a plan for such technology transfer (“Technology Transfer Project Plan”).

The roles and responsibilities of the Parties for the Technology Transfer are described on Appendix 1 of this First Amendment; provided that, notwithstanding any provision therein to the contrary, the TT Team shall determine any major changes to the Technology Transfer Project Plan. A Dermira representative shall be the chairperson of the TT Team.

2.3	Drug Substance Technology Transfer:
2.3.1.	The Drug Substance Transfer Notice provided under Section 6.2.1 of the License Agreement on November 23, 2018 is hereby deemed to be supplemented to include the following CMOs: [*****] and [*****].
2.3.2.

In case (i) Dermira (in consultation with Roche) provides a [*****] plan for the Drug Substance Technology Transfer to an approved CMO and such plan will provide [*****] with regard to [*****] (including [*****] and [*****]) and (ii) such plan has been [*****], the Parties intend to negotiate another amendment to the License Agreement, under which [*****] and associated with the Drug Substance Technology Transfer, [*****] the terms stipulated in this First Amendment under Section 5.2.

3	Manufacturing Rights
3.1	License Grant.

Clause (a) of Section 2.1.2 (Manufacturing Rights) is hereby deleted in its entirety and replaced with the following:

“(a) hereby grants to Dermira a co-exclusive license under the Roche Patent Rights and all Roche Know-How that is disclosed by Roche to Dermira under this Agreement to make, have made, and Manufacture the Compound, Dermira Modified Compounds, Joint Modified Compounds and Products as conducted by Dermira in the Field in the Territory in accordance with this Agreement, and”.

4	Supply-Related Matters
4.1	Existing Drug Substance.

Section 6.1.3 (Supply of Drug Substance) shall be modified to add the following paragraphs after the existing (unnumbered) paragraph (which, for clarity, shall remain):

“Notwithstanding the immediately foregoing paragraph and commencing with the First Amendment Effective Date, Roche shall supply to Dermira, as and when

[*****] Certain identified information has been excluded from the exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed. Redacted information is indicated by brackets.

ordered by Dermira, all Drug Substance described in Appendix 2 of this First Amendment (such Drug Substance, the “Existing Drug Substance”) which Roche shall make [*****] efforts to retain and maintain solely for supply to Dermira pursuant to the Roche-Dermira Supply Agreement. [*****]. The Existing Drug Substance shall not be invoiced under Article 15 of the Roche-Dermira Supply Agreement nor under any other provision or agreement, but [*****] shall bear [*****] other related costs (e.g., [*****]) to the extent required thereunder.

4.2	Supply of Drug Substance, Finished Drug Product, and Unfinished Drug Product.

Promptly after the First Amendment Effective Date, the Parties shall amend the Roche-Dermira Supply Agreement in the following regard:

-

The following new Section 6.7 shall be added to Article 6 of the Roche-Dermira Supply Agreement: “Roche shall have no obligation to supply to Dermira DRUG SUBSTANCE, FINISHED DRUG PRODUCT and UNFINISHED DRUG PRODUCT after the Transfer Completion Date.”

-

Section 29.1 of the Roche-Dermira Supply Agreement shall be deleted and replaced with the following: “This Agreement shall be in effect from the EFFECTIVE DATE and shall continue in effect until the earlier of (i) terminated in accordance with Section 29.2, (ii) the Transfer Completion Date, or (iii) termination (but not expiration) of the LICENSE AGREEMENT, whichever occurs first (the “TERM”). For clarity, expiration of the LICENSE AGREEMENT shall not cause this Agreement to expire or terminate.”

5	Payments
5.1	Milestone Payments.

In the table within Section 9.2 (Development Event Payments), the following changes will be made:

5.1.1.

For the third Development Event (i.e., “Initiation of first Phase III Study*”), the corresponding payment will be deleted and replaced with: “20”; (for clarity, replacing a payment of US$ 40 million with a payment of US$ 20 million); and

5.1.2.	The fourth Development Event (i.e., “Submission of first BLA for the US”) and the corresponding payment (i.e., US$ 30 million) will be deleted entirely.
5.2	Royalties.

Section 9.4.2 (Royalty Rates for Product outside the Roche Retained Field) will be deleted entirely and replaced by the following:

The following royalty rates shall apply to the respective tiers of aggregate Calendar Year Net Sales of the Product in the Territory, on an incremental basis, as follows:

[*****] Certain identified information has been excluded from the exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed. Redacted information is indicated by brackets.

Tier of Calendar Year Net Sales in million US$	Percent (%) of Net Sales
0 – [*****]	[*****]
> [*****] – [*****]	[*****]
> [*****] – [*****]	[*****]
> [*****] – 3,000	[*****]
> 3,000	[*****]

For example, if Net Sales in all indications, for a given Calendar Year, are US$[*****], then the royalty applicable on such Net Sales of such Product for that year shall be calculated as follows:

([*****]%*[*****] US$) + ([*****]%*[*****] US$) = US$[*****].

6	Press Release
6.1

The last sentence of Section 1.19 (Confidential Information) shall be deleted and replaced with the following: “The terms of this Agreement, including any amendments thereto, shall be considered Confidential Information of the Parties, subject to Section 17.5.”

6.2	The second paragraph of Section 17.3 shall be deleted and replaced by the following:

“For other press releases related to the activities concerning this Agreement that disclose information other than set forth on Appendix 17.3 by Dermira during the Agreement Term, Dermira shall provide Roche with a copy of any draft press release at least [*****] prior to its intended publication for Roche's review. Roche may provide Dermira with suggested modification to the draft press release. Dermira shall consider Roche’s suggestions and, if such press release relates to the First Amendment, Dermira shall not issue its press release without Roche’s consent.”

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[*****] Certain identified information has been excluded from the exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed. Redacted information is indicated by brackets.

IN WITNESS WHEREOF, the Parties have entered into this First Amendment as of the last date set forth below.

Date: 2/26/2019	Dermira, Inc. /s/ Christine Ring Chrisine Ring SVP, Legal
Date: 2/28/2019	F. Hoffmann-La Roche Ltd

	/s/ Vikas, Kabra Vikas, Kabra Head of Transaction Excellence	/s/ Dr. Christof Burri Dr. Christof Burri Legal Counsel
Date: 2/27/2019	Genentech, Inc.

      /s/ Edward Harrington

List of Appendices:

Appendix 1:Roles & Responsibilities Matrix

Appendix 2:  Existing Drug Substance Inventory

[*****] Certain identified information has been excluded from the exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed. Redacted information is indicated by brackets.